UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 6, 2014 (January 31, 2014)

HOUGHTON MIFFLIN HARCOURT COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-36166	27-1566372
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

222 Berkeley Street Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 351-5000
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Restricted Stock Unit Awards to Named Executive Officers

Effective January 31, 2014, Houghton Mifflin Harcourt Company (the “Company”) granted awards of restricted stock units (“RSUs”) with respect to the Company’s common stock, $0.01 par value per share, pursuant to the HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan (the “Plan”). Three of the Company’s named executive officers, Messrs. Eric Shuman, William Bayers and John Dragoon, received grants of 2,599, 1,560 and 1,300 RSUs, respectively.

The RSUs will vest and become non-forfeitable in equal increments on each of the first, second and third anniversaries of January 31, 2014, provided that the named executive officer remains in continuous service with the Company or any of its subsidiaries on the applicable vesting date.

Notwithstanding the foregoing, the unvested RSUs will become immediately fully vested in the event that the named executive officer’s continuous service is terminated (i) due to his death or by the Company due to his disability or (ii) by the Company other than for cause, and other than due to death or disability, within one year following the occurrence of a Change in Control (as defined in the Plan). In addition, for Mr. Shuman only, the vesting of the unvested RSUs shall accelerate, assuming for such purpose that Mr. Shuman had completed an additional 12 months of employment, in the event that Mr. Shuman's continuous service is terminated (x) by a successor to Ms. Linda Zecher as Chief Executive Officer without cause during the period beginning on appointment of a successor to Ms. Zecher as Chief Executive Officer and ending three months thereafter or (y) by Mr. Shuman with good reason during such period.

Form of Restricted Stock Unit Award

The Company has adopted a form of RSU award agreement to be utilized for future RSU grants. Such form contains the same vesting schedule and acceleration of vesting provisions as described above with respect to Messrs. Bayers and Dragoon.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the actual award agreements for the named executive officers and the form of award agreement attached hereto as exhibits 10.2, 10.3, 10.4 and 10.1, respectively, and incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Form of Restricted Stock Unit Award Notice

10.2	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Restricted Stock Unit Award Notice, dated January 31, 2014, by and between Houghton Mifflin Harcourt Company and Eric Shuman

10.3	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Restricted Stock Unit Award Notice, dated January 31, 2014, by and between Houghton Mifflin Harcourt Company and William F. Bayers

10.4	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Restricted Stock Unit Award Notice, dated January 31, 2014, by and between Houghton Mifflin Harcourt Company and John Dragoon

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUGHTON MIFFLIN HARCOURT COMPANY

By:	/s/ Michael Dolan
Name:	Michael Dolan
Title:	Senior Vice President and Corporate Controller

Dated:  February 6, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Form of Restricted Stock Unit Award Notice

10.2	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Restricted Stock Unit Award Notice, dated January 31, 2014, by and between Houghton Mifflin Harcourt Company and Eric Shuman

10.3	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Restricted Stock Unit Award Notice, dated January 31, 2014, by and between Houghton Mifflin Harcourt Company and William F. Bayers

10.4	HMH Holdings (Delaware), Inc. 2012 Management Incentive Plan Restricted Stock Unit Award Notice, dated January 31, 2014, by and between Houghton Mifflin Harcourt Company and John Dragoon